UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549
                      ----------------------------------


                                  FORM 8-K
                                  --------

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934



             Date of Report (Date of earliest event reported) December 5, 2000
                                                              ----------------


            PAINE WEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                       0-13129                      04-2829686
--------------------------------------------------------------------------------
(State or other jurisdiction)    (Commission                   (IRS Employer
        of incorporation          File Number)              Identification No.)



265 Franklin Street, Boston, Massachusetts                         02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code  (617) 439-8118
                                                    --------------




            (Former name or address, if changed since last report)

                                    FORM 8-K

                                 CURRENT REPORT

             PAINE WEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP


ITEM 2 - Disposition of Assets
------------------------------

   Mall Corners Shopping Center - Gwinnett County, Georgia

   Disposition Date - December 5, 2000

      On December 5, 2000, the Partnership completed the disposition of its only remaining real estate asset, the Mall Corners Shopping Center, a 304,000 square foot retail center located in suburban Atlanta, Georgia. As previously reported, the Partnership had been continuing to explore its strategic alternatives for the Mall Corners Shopping Center investment and had continued marketing efforts for the sale of the property. While the Partnership received interest from several prospective buyers over the last 15 months to purchase the property, and worked diligently through protracted negotiations with these prospective buyers, none were willing to close on a sale transaction. Further, based on the current leasing status of the Shopping Center, which was only 50% occupied as of September 30, 2000, the property's operations were insufficient to meet its mortgage loan obligation and the loan had gone into default as of November 1, 2000. Subsequently, the lender initiated foreclosure proceedings on November 6, 2000. However, shortly before the anticipated completion of foreclosure proceedings by the lender, negotiations were reopened among the Partnership, its joint venture partner and the Mall Corners' mortgage lender. As a result, and as described further below, a foreclosure action was avoided and a disposition of the Partnership's Mall Corners investment occurred on December 5, 2000.

      While extensive efforts to sell Mall Corners were ongoing throughout fiscal 2000, the Partnership was notified in August 2000 that the former theater tenant, which had continued to pay rent under its lease obligation through July 2000, had filed for Chapter 11 bankruptcy protection on August 7, 2000. As a result of the bankruptcy hearing held on August 30, 2000, the former theater tenant was released from its lease obligation at Mall Corners Shopping Center effective August 31, 2000 and did not make a full rent payment in August. The termination of this lease agreement significantly reduced the property's operating income. Consequently, for the months of September and October, the property experienced shortfalls in cash flow, which the Partnership funded in anticipation of a sale of the property to a third-party. By the Partnership doing so, the property remained current on its mortgage loan obligation to effect a potential assumption of the mortgage loan by the purchaser of the property. Before continuing to fund any additional cash flow shortfalls at the property, the Partnership carefully evaluated current operations at Mall Corners as well as alternative disposition strategies. The Center's reduced cash flow, which was insufficient to meet its mortgage loan obligation, negatively impacted the marketability of the property and impeded the Partnership's ability to negotiate an economically viable sale of the property. Further, it was determined that efforts to re-lease and re-position the Center in the local retail market for a potential sale opportunity in calendar year 2001 would have required substantial commitments of both capital and time necessary to effect improvement at the property, and there were no assurances that such commitments would have proven successful. In consideration of the property's poor operating performance and the uncertainty of a sale to a third-party, and in an effort to preserve remaining cash reserves, the Partnership declined to fund additional shortfalls required to meet the property's mortgage loan obligation.

      Following the Partnership's conclusion that it was in the best interests of the Limited Partners to preserve the Partnership's remaining cash reserves and to discontinue funding Mall Corners' cash flow shortfalls, the Partnership commenced discussions with the Mall Corners' lender in an attempt to facilitate deeding the property back to the lender. In addition, the Partnership continued to pursue with the lender the possible sale of the property. However, due to the loan default occurring in November, the lender initiated foreclosure proceedings on November 6, 2000, which were expected to be completed in early December. The Partnership believed that, due to the property's current leasing status, Mall Corners' current fair market value was approximately equal to the outstanding balance of the first mortgage loan, and that the likelihood of any significant near-term improvement in such value was remote. For that reason, the Partnership was prepared to let the lender complete a foreclosure of the property. Shortly before the anticipated completion of foreclosure proceedings by the lender, the Partnership, its joint venture partner and the lender entered into negotiations regarding the disposition of the Mall Corners investment. The joint venture partner had indicated a willingness to invest the time and capital necessary to attempt a re-leasing of the property and had threatened to interfere with the Partnership's plans to allow the property to be foreclosed upon by the lender. On December 5, 2000 an agreement for the assignment and transfer of the Partnership's interest in Mall Corners Shopping Center was reached among the three parties, whereby the joint venture partner cured the mortgage loan default, and the Partnership assigned and transferred its ownership interest in Mall Corners to an affiliate of the joint venture partner, which affiliate then also assumed the property's mortgage loan. In exchange for transferring its interest in the property, the Partnership received from the lender a release from liabilities arising from and after the transfer and received from the affiliate of the joint venture partner indemnification for past and future liabilities and a payment of $350,000. This payment was a return of the Partnership's June 2000 payment made to the joint venture partner in return for the full and sole authority over all matters related to the property. As a result, the disposition of the Mall Corners investment was completed on December 5, 2000.

      As a result of the disposition of the Partnership's interest in the Mall Corners Shopping Center, its remaining real estate investment, a Final Distribution of $3,864,000, or $64.40 per original $1,000 investment, is scheduled to be paid on December 20, 2000 to unit holders of record as of the December 5, 2000 disposition date. This Final Distribution represents the Partnership's remaining reserves after paying liquidation-related expenses. A formal liquidation of the Partnership is being finalized and is expected to be completed by December 29, 2000.


ITEM 7 - Financial Statements and Exhibits
------------------------------------------

   (a)   Financial Statements:  None

   (b)   Exhibits:

      (1) Assignment and Assumption of Partnership Interest, Release and Indemnification by and between Mall Corners, Paine Webber Income Properties Six Limited Partnership and Glenwood Lotz Mall Corners Holding Company, LLC, dated December 5, 2000.

      (2) Second Amendment to Statement of Partnership - Gwinnett Mall Corners Associates - dated December 4, 2000.

      (3) Loan Assumption Agreement - Transfer of Partnership Interest - dated December 4, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   PAINE WEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP
                                  (Registrant)


                             By:  Sixth Income Properties Fund, Inc.
                                  ----------------------------------


                                  By: /s/ Walter V. Arnold
                                      --------------------
                                      Walter V. Arnold
                                      Senior Vice President and
                                      Chief Financial Officer


Date: December 15, 2000

              ASSIGNMENT AND ASSUMPTION OF PARTNERSHIP INTEREST,
                          RELEASE AND INDEMNIFICATION
--------------------------------------------------------------------------------

      This Assignment and Assumption of Partnership Interest, Release and Indemnification ("Agreement") entered into by and among MALL CORNERS III, LTD., a Georgia limited partnership ("Mall Corners III"), Mall Corners II, Ltd., a Georgia limited partnership ("Mall Corners II"), Mall Corners, Ltd., a Georgia limited partnership ("Mall Corners I"), Center Developers Incorporated, a Georgia corporation ("CDI") and Charles A. Lotz, Jr. (individually, "Lotz" and collectively, with Mall Corners III, Mall Corners II, Mall Corners I and CDI, "Mall Corners"), PAINEWEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP, a
Delaware limited partnership ("PaineWebber") and GLENWOOD LOTZ MALL CORNERS HOLDING COMPANY, LLC, a Georgia limited liability company ("Glenwood").

                             W I T N E S S E T H:
                             -------------------

      That  the  undersigned   parties,   Mall  Corners  and  PaineWebber  (each
individually a "Party" and collectively the "Parties"), hereby agree as follows and hereby take the actions described below:

                          I.  References and Recitals

      A. Effective as of August 28, 1985, Gwinnett Mall Corners Associates (the "Venture") was formed by the execution of that certain Partnership Agreement of Gwinnett Mall Corners Associates (the "Original Joint Venture Agreement"), between MCIII, on the one hand, and PaineWebber, on the other hand. In connection with the formation of the Venture, a Statement of Partnership was filed with the Records of Gwinnett County on August 29, 1985 (the "Original Statement of Partnership").

      B. The Venture acquired and owns a certain tract of land situated at Venture Drive and Pleasant Hill Road in Gwinnett County, Georgia, more particularly described in Exhibit A, which is attached hereto and incorporated by reference herein for all purposes (the "Land"), together with improvements thereon (the "Improvements"), generally known as "Mall Corners Shopping Center."

      C. The Venture obtained a loan in the original principal sum of $20,000,000 from Wells Fargo Bank, National Association, which loan was secured by deed to secure debt dated December 1, 1995 on the Mall Corners Shopping Center (the "Loan"). The Loan was subsequently assigned to Metropolitan Life Insurance Company ("MetLife").

      D. The Original Joint Venture Agreement was amended by an agreement among Mall Corners and PaineWebber dated June 23, 2000 (such Original Joint Venture Agreement, as amended as aforesaid, being referred to herein as the "Amended Joint Venture Agreement"). Except as otherwise herein provided, all capitalized terms defined in the Amended Joint Venture Agreement shall have the same meanings when used herein as are ascribed to them respectively in the Amended Joint Venture Agreement. Also in connection with the Amended Joint Venture Agreement, the Original Statement of Partnership was amended by First Amendment to Statement of Partnership for Gwinnett Mall Corners Associates which was filed with the records of Gwinnett County on June 28, 2000 (such Original Statement of Partnership, as amended as aforesaid, being referred to herein as the "Amended Statement of Partnership").

      E. PaineWebber has agreed to sell and convey to Lotz the entirety of its interest in the Venture heretofore and now owned by PaineWebber, and Lotz has agreed, with the consent of Mall Corners, to purchase and acquire such interest from PaineWebber for mutually agreed consideration, and in connection therewith, assume all obligations of PaineWebber and its affiliates under the Loan. Lotz and Mall Corners are simultaneously contributing the Mall Corners Shopping Center to Glenwood.


                    II.  Assignment of Partnership Interest

      PaineWebber, as Assignor, for and in consideration of the sum of $350,000 and other good and valuable consideration to Assignor in hand paid by Lotz, as Assignee,

      HAS GRANTED, SOLD, TRANSFERRED, ASSIGNED, and CONVEYED, and does hereby GRANT, SELL, TRANSFER, ASSIGN, and CONVEY unto Assignee, its entire interest in the Venture, such interest being the entire interest that was vested in Assignor under the Original Joint Venture Agreement, which interest is still vested in Assignor as of this date (the "Assigned Interest").

      The Assigned Interest which is hereby conveyed expressly includes, inter alia, all profits, losses, income, deductions, credits, gains, entitlements, rights to Capital Proceeds, Net Cash Flow and all other distributions, preferences, and other benefits which accrue to the Assigned Interest.

      TO HAVE AND TO HOLD the Assigned Interest unto Assignee, its successors and assigns forever. Assignor does hereby warrant and agree to forever defend title to the Assigned Interest unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof by, through, or under Assignor, but not otherwise. Assignor further represents and warrants to Assignee that: (i) Assignor is the only party having an ownership interest in the Assigned Interest; (ii) Assignor has not heretofore sold, transferred, granted, assigned, conveyed, encumbered, pledged, or hypothecated the Assigned Interest or any part thereof; (iii) Assignor has the full fight, power, and authority to execute this Assignment; (iv) all requisite partnership and corporation actions and consents necessary to authorize Assignor to execute this Assignment have been taken and obtained; and (v) the joinder of no other person or entity or the obtaining of consent or approval of no other person, entity, or governmental authority is necessary to effectively grant, sell, transfer, assign, and convey the Assigned Interest.

      Upon the execution of this Assignment, Assignor retains no right, title, or interest in or to the Venture or in any of the assets of the Venture, including, but not limited to, the Land, the Improvements and the other assets of the Venture; inasmuch as all such right, title, and interest are hereby expressly conveyed to Assignee, Assignor after the Effective Date of this Assignment expressly disclaims any interest in or to any funds of the Venture.

      Assignee hereby assumes and agrees to perform all duties and obligations of a Venturer owning the Assigned Interest in the Venture, in accordance with the terms and provisions of the Amended Joint Venture Agreement which duties and obligations are continuing and/or accrue from and after the Effective Date hereof.

                          III.  Release and Indemnity

      A. Mall Corners and the Venture hereby release PaineWebber, its affiliates, their respective partners, officers, directors, shareholders or agents from all existing and future claims, demands and causes of action, known or unknown, pending or not pending, threatened or not threatened, whether in contract or in tort, whether based on common law or any judicial decision, statute, regulation or ruling, including, without limiting the generality of the foregoing claims for losses and damages of any kind (including actual damages, exemplary and punitive damages, penalties, and consequential damages) arising from any event, occurrence, fact or condition which has occurred from the beginning of time until the date hereof, which have been or could have been asserted in any court or forum in any jurisdiction by Mall Corners or the Venture; provided, however, that nothing herein releases PaineWebber from any of its representations or warranties under this instrument.

      B. Mall Corners hereby agrees to indemnify, defend and hold harmless PaineWebber, its affiliates, their respective partners, officers, directors, shareholders or agents from and against any and all loss, cost, liability, claim or action arising from any event, occurrence, fact or condition related to the Venture, the Loan or Mall Corners Shopping Center, other than those due solely to the gross negligence or intentional misconduct of PaineWebber of which Mall Corners has no knowledge as of the Effective Date.

      C. Glenwood hereby agrees to indemnify, defend and hold harmless PaineWebber, its affiliates, their respective partners, officers, directors, shareholders or agents from and against any and all loss, cost, liability, claim or action arising from any event, occurrence, fact or condition related to (i) any obligation which PaineWebber may have to Met Life under the nonrecourse guaranty and environmental indemnity agreement issued by PaineWebber in connection with the Loan, other than those due solely to the gross negligence or intentional misconduct of PaineWebber of which Glenwood has no knowledge as of the Effective Date and/or (ii) for breach of its covenants hereunder. Glenwood hereby covenants and agrees that it will not sell or refinance the Mall Corners Shopping Center involving the assumption of the Met Life Loan in a manner which would leave any of PaineWebber's indemnity obligations to Met Life outstanding, unless a credit worthy entity, acceptable to PaineWebber in its sole, but reasonable discretion, indemnifies, defends and holds PaineWebber harmless from any liability thereunder.

                            IV.  General Provisions

      A. Mall Corners will be responsible for its own legal fees and other costs and expenses incurred by it in connection with this transaction, and will indemnify PaineWebber for any liability for such fees, costs or expenses.

      B. PaineWebber will be responsible for its own legal fees and other costs and expenses incurred by it in connection with this transaction, and will indemnify Mall Corners for any liability for such fees, costs or expenses.

      C. In addition, Mall Corners will be responsible for legal fees of the Venture and other costs and expenses of the Venture (including excise, transfer or any other taxes assessed, if any, on the transfer of the Assigned Interests) which fees, costs and expenses were incurred by Mall Corners on behalf of the Venture.

      D. PaineWebber and Mall Corners will each cooperate at the request of the other of such parties (each party to bear its own related costs and expenses) in the execution and filing of such certificates and documents (including, without limiting the generality of the foregoing, withdrawal of assumed name certificates, if applicable) as may be necessary or appropriate to evidence or confirm the intent of this Agreement.

      E. The obligations of PaineWebber hereunder shall be binding only on PaineWebber to the extent of the consideration paid by Lotz for the Assigned Interest, and neither Lotz, Mall Corners, the Venture nor anyone claiming by, through or under Lotz, Mall Corners or the Venture shall be entitled to obtain any judgment extending liability beyond such consideration or creating personal liability beyond such consideration on the part of the officers, directors, shareholders, or agents of PaineWebber or any of their successors.

      F. With respect to the assets of the Venture, Lotz acknowledges that, as an affiliate of MCIII, it is familiar with the condition of the assets of the Venture and has had the opportunity to conduct a due diligence of the investigation of the assets of the Venture. With respect to physical condition, Lotz accepts the conveyance of the assets of the Venture, in their current condition "as-is" and "with all faults".

      G. Mall Corners further acknowledges that neither PaineWebber nor its partners, employees, agents or representatives have made any representation or warranty as to the condition of the Assigned Interest or the assets of the Venture except as expressly provided in this Agreement.

      H. Mall Corners agrees to cooperate, and cause its auditors to cooperate, with PaineWebber in preparing financial reporting information relating to the period from January 1, 2000 through the Effective Date necessitated by PaineWebber's SEC reporting requirements or tax returns, including without limitation the Form 1065 U.S. Partnership Return of Income and/or PaineWebber's Federal Schedule K-1; provided that PaineWebber shall be responsible for the fees and expenses of the aforesaid auditors in performing the above-described services.

      EXECUTED in multiple counterparts, each of which shall have the force and effect of an original, this the 5th day of December, 2000 (the "Effective Date").

                     MALL CORNERS III, LTD., a Georgia limited partnership

                           By: Mall Corners II, Ltd., its sole general
                               partner

                               By:   Center Developers Incorporated, a
                                     Georgia corporation, a general
                                     partner

                                     By:   /s/ Charles A. Lotz, Jr.
                                           -------------------------
                                           Charles A. Lotz, Jr.
                                           President

                           By:  /s/ Charles A. Lotz, Jr.
                               -------------------------
                                Charles A. Lotz, Jr., a general
                                partner

                   MALL CORNERS II, LTD., a Georgia limited partnership

                        By: Center Developers Incorporated, a Georgia corporation, a general partner

                             By:   /s/ Charles A. Lotz, Jr.
                                  -------------------------
                                   Charles A. Lotz, Jr.
                                   President

                        By:   /s/ Charles A. Lotz, Jr.
                              -------------------------
                              Charles A. Lotz, Jr., a general partner


                        MALL CORNERS, LTD., a Georgia limited partnership

                              By: Center Developers Incorporated, a Georgia corporation, a general partner

                                   By:   /s/ Charles A. Lotz, Jr.
                                        -------------------------
                                         Charles A. Lotz, Jr.
                                         President

                               By:   /s/ Charles A. Lotz, Jr.
                                    -------------------------
                                     Charles A. Lotz, Jr., a general partner


                         CENTER DEVELOPERS INCORPORATED, a Georgia corporation

                               By:   /s/ Charles A. Lotz, Jr.
                                    -------------------------
                                     Charles A. Lotz, Jr.
                                     President

                              /s/ Charles A. Lotz, Jr.
                              ------------------------
                              Charles A. Lotz, Jr., individually


                                                                "Mall Corners"

                         PAINEWEBBER INCOME PROPERTIES SIX LIMITED
                         PARTNERSHIP, a Delaware limited partnership

                             By:  SIXTH INCOME PROPERTIES FUND, INC., a
                                  Delaware corporation, its general partner


                                     By:  /s/ Walter V. Arnold
                                         ----------------------
                                     Name: Walter V. Arnold
                                     Title: SVP & CFO

                                                                 "PaineWebber"

                         GWINNETT MALL CORNERS ASSOCIATES

                         By: Mall Corners III, Ltd., a Georgia limited partnership, a general partner

                              By: Mall Corners II, Ltd., a Georgia limited
                                  partnership, sole general partner

                         By: /s/ Charles A. Lotz, Jr.
                            ------------------------
                             Charles A. Lotz, Jr.

                         By: Center Developers Incorporated, a
                             Georgia corporation, a general partner


                             By: /s/ Charles A. Lotz, Jr.
                                 ------------------------
                                 Charles A. Lotz, Jr.

                                 By:   /s/ Charles A. Lotz, Jr.
                                      -------------------------
                                      Charles A. Lotz, Jr., a general
                                      partner

                                                                     "Venture"

"Glenwood" hereby executes this Agreement in multiple counterparts, each of which shall have the force and effect of an original as of the Effective Date hereof for the sole purpose of agreeing to Section III C. hereof.

                     GLENWOOD LOTZ MALL CORNERS HOLDING COMPANY, LLC, a Georgia limited liability company

                     By: Glenwood Mall Corners Company, L.L.C., a North Carolina limited liability company, member and manager


                          By: /s/ John S. Amols
                              -----------------
                              John S. Amols, Manager

                              SECOND AMENDMENT TO
                           STATEMENT OF PARTNERSHIP
                       GWINNETT MALL CORNERS ASSOCIATES
--------------------------------------------------------------------------------


      GWINNETT MALL CORNERS ASSOCIATES (hereinafter referred to as the Partnership), a general partnership created pursuant to the Laws of the State of Georgia by Partnership Agreement dated August 28, 1985 (together with any amendments thereto, hereinafter referred to as the Agreement) and maintaining its principal place of business at 2472 Cobb Parkway, Smyrna, Georgia 30080, originally comprised of (i) Paine Webber Income Properties Six Limited Partnership, a Delaware limited partnership (hereinafter referred to as PWIP6) with an office address at c/o Paine Webber Properties Incorporated, 265 Franklin Street, Boston, Massachusetts 02110, and (ii) Mall Corners III, Ltd., a Georgia limited partnership (hereinafter referred to as Mall Corners III) with an office address at 2472 Cobb Parkway, Smyrna, Georgia 30080, desires to amend its Statement of Partnership and publishes the following Second Amendment to Statement of Partnership, as contemplated by the Uniform Partnership Act, O.C.G.A. Section 14-8-1 et seq. (hereinafter referred to as the Act):

      1.    The name of the Partnership is GWINNETT MALL CORNERS ASSOCIATES.

      2. The date of filing of the existing Statement of Partnership was August 29, 1985, as amended by First Amendment to Statement of Partnership filed June 28, 2000.

      3. The place wherein the existing Statement of Partnership was recorded was with the Superior Court Clerk of Gwinnett County, Georgia at Book 3134, Page 366, as amended by First Amendment to Statement of Partnership recorded with the Superior Court Clerk of Gwinnett County, Georgia at Book, 20785, Page 210.

     4. As of December 4th, 2000 (the Effective Date), PWIP6 has assigned all of its partnership interest in the Partnership to Charles A. Lotz, Jr. (Lotz). From the Effective Date, Mall Corners III and Lotz shall have the sole power and authority to act on behalf of the Partnership in all matters. From the Effective Date, PWIP6 is no longer a partner and shall have no authority to bind the Partnership or encumber or dispose of any of its assets.

      IN WITNESS WHEREOF, the partners have executed this Second Amendment to Statement of Partnership under seal as of the 4th day of December 2000.

Signed, sealed and delivered this         GWINNETT MALL CORNERS
4th day of December, 2000, in             ASSOCIATES, a Georgia general
the presence of:                          partnership

                                          By:  MALL CORNERS III, LTD., a
 /s/ Brenda Bailey                             Georgia limited partnership,
------------------                             General Partner
Unofficial Witness

                                               By: Mall Corners II, Ltd., a
                                                   Georgia limited partnership,
 /s/ Faye J. Randle                                sole general partner
-------------------
Notary Public
                                                   By: /s/ Charles A. Lotz, Jr.
                                                       ------------------------
                                                       Charles A. Lotz, Jr.,
                                                       a general partner

                                          By:  Center Developers Incorporated, a
                                               Georgia corporation, a general
                                               partner

                                               By: /s/ Charles A. Lotz, Jr.
                                                   ------------------------
                                                   Charles A. Lotz, Jr.
                                                   President



                                          By: /s/ Charles A. Lotz, Jr.
                                              ------------------------
                                              Charles A. Lotz, a general partner

                                               ACKNOWLEDGEMENT OF THE
                                               FOREGOING

Signed, sealed and delivered this              PAINE WEBBER INCOME
1st day of Dec., 2000, in                      PROPERTIES SIX LIMITED
the presence of:                               PARTNERSHIP, a Delaware Limited
                                               Partnership

 /s/ Mark Dunne                           By:  Sixth Income Properties Fund,
---------------                                Inc., Managing General Partner
Unofficial Witness

 /s/ Laurie Fulton                             By: /s/ Walter V. Arnold
------------------                                 --------------------
Notary Public

                                                   Attest: /s/ Frank Huemmer
                                                           -----------------

My commission expires: 8/9/07
                                                              (CORPORATE SEAL)

                                          Return to:  FOLTZ MARTIN, LLC
                                                      J. Marshall Martin, III
                                                      Five Piedmont Center
                                                      Suite 750
                                                      Atlanta, Georgia 30305


           LOAN ASSUMPTION AGREEMENT- TRANSFER OF PARTNERSHIP INTEREST
--------------------------------------------------------------------------------


      THIS LOAN ASSUMPTION AGREEMENT- TRANSFER OF PARTNERSHIP INTEREST (hereinafter referred to as this "Agreement") is made this 4th day of December, 2000, by and among GWINNETT MALL CORNERS ASSOCIATES, a Georgia general partnership (hereinafter referred to as "Borrower"), PAINE WEBBER INCOME PROPERTIES SIX LIMITED PARTNERSHIP (hereinafter referred to as "Assignor"), MALL CORNERS III, LTD (hereinafter referred to as "Mall Corners"), CHARLES A. LOTZ, JR. (hereinafter referred to as "Assignee") and METROPOLITAN LIFE INSURANCE COMPANY (hereinafter referred to as "Lender").

                                   WITNESSETH:

      WHEREAS, Wells Fargo Bank, National Association made a $20,000,000.00 loan (hereinafter referred to as the "Loan") to Borrower, which Loan was evidenced by a Promissory Note secured by Deed to Secure Debt dated as of December 1, 1995 and evidenced and secured by a Loan Agreement of even date therewith and a Deed to Secure Debt and Absolute Assignment of Rents and Leases of even date therewith and certain other loan documents evidencing, securing or otherwise relating to the Loan (collectively the "Loan Documents"); and

      WHEREAS, Borrower is a Georgia general partnership originally composed of Assignor and Mall Corners and both Assignor and Mall Corners executed and delivered to Lender a Guaranty and Indemnity Agreement dated December 1, 1995 (the "Guaranty") pursuant to which they guaranteed certain obligations relating to the Loan Documents, and a certain Environmental Indemnity Agreement (the "Indemnity"); and

      WHEREAS, Wells Fargo Bank, National Association assigned all of its right, title and interest in the Loan, the loan documents and the Indemnity and Guaranty to Lender; and

      WHEREAS, Borrower and Lender entered into a Funding Agreement dated May 28, 1999, concerning $450,000.00 of improvement funds received in connection with the former Levitz space (hereinafter referred to as the " Levitz Funding Agreement"); and

      WHEREAS, Borrower and Lender entered into a Funding Agreement dated April ______, 2000, concerning $1,200,000.00 of funds in connection with the former Uptons space (hereinafter referred to as the "Uptons Funding Agreement"); and

      WHEREAS, Borrower and Lender executed a First Amendment to Loan Documents dated as of October 31, 2000 including the Levitz Funding Agreement and the Uptons Funding Agreement (as amended, hereinafter referred to collectively as the "Amended Loan Documents"); and

      WHEREAS, the Loan is presently in default but Assignee desires to acquire all of Assignor's interest in Borrower and cure the default and has requested that Lender consent to such change in the composition of Borrower and reinstate the Loan; and

      WHEREAS, the parties desire to set forth certain agreements, terms and conditions relating to such consent and reinstatement by Lender;

      NOW, THEREFORE, for and in consideration of the sum of Ten and no/100 Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.          Conditional Approval of Partnership Transfer and Reinstatement Loan.
            Subject to the conditions set forth below and the other agreements set forth herein, Lender consents to the Assignment by Assignor of its partnership interest in Borrower to Assignee and Lender accepts Borrower's tendered cure of the defaults and reinstates the Loan. Such agreement by Lender is conditional upon the following:

(a) Assignment. Receipt by Lender of instruments and documents, in form and substance satisfactory to Lender, evidencing the assignment of all of the Assignor's right, title and interest in Borrower to Assignee, without outstanding debt on the part of Borrower or Assignee to Assignor. Assignee has no outstanding obligations to Borrower other than those described in the Assignment of Interest and related documents approved by Lender and dated December 4, 2000.

(b) New Guaranty and Indemnity. Execution and delivery by Assignee of a Guaranty and Indemnity Agreement and Environmental Indemnity Agreement, all in form and substance satisfactory to Lender, and delivery of same to Lender.

(c) UCC and Judgment Search; Financial Information. Receipt by Lender of the results of a UCC search in the state of Georgia, a tax and judgment lien search in Fulton and Gwinnett County, Georgia and a bankruptcy search in the Northern District of Georgia in the name of Lotz, with all search results being satisfactory to Lender in its sole discretion. Receipt by Lender of financial reports and other financial information relating to Lotz, and such information being satisfactory to Lender in Lender's sole discretion.

(d) Certificates. Execution by Assignee of a Borrower Certificate in form and substance satisfactory to Lender.

(e) Legal Opinion. Receipt by Lender of a legal opinion from Altman Kritzer and Levick in form and substance satisfactory to Lender opining as to the validity and enforceability of the assignment from Assignor to Assignee, the validity and enforceability of this Agreement, and the due authorization, execution, delivery and enforceability of the documents required hereby including specifically, without limitation, the Guaranty and Environmental Indemnity.

(f) Title Endorsement. Receipt by Lender of a title endorsement updating the effective date of Lender's title insurance policy and showing no new or intervening matters and providing such other affirmative coverages as Lender may require.

(g) Cure Payment; Assumption Fee. Payment by Borrower to Lender, in good funds, of the sums set forth on Exhibit "A" attached hereto and by this reference made a part hereof to cure Borrower's default and the associated costs, charges and expenses which Lender has incurred in connection therewith. Payment by Borrower to Lender of the assumption fee set forth in Exhibit "B" hereto. It is understood and agreed that such payment may be accomplished by disbursement of the assumption fee from the Uptons escrow funds held pursuant to the Uptons Funding Agreement and Borrower hereby requests Lender to make such disbursement.

(h) Insurance. Receipt by Lender of evidence, satisfactory to Lender, that all casualty, liability, rental loss and other insurance coverages required by the Amended Loan Documents are in place and paid in full.

       2. Representations and Warranties of Borrower and Assignee. Borrower and Assignee hereby represent and warrant to Lender that (i) Assignee has acquired all of the partnership interest of Assignor, (ii) Assignee has assumed the performance of Assignor's obligations under the Amended Loan Documents, (iii) Assignee has not granted to Assignor any debt obligation or assignment of partnership interest or other lien or conveyance in connection with the assignment of Assignor's partnership interest, (iv) except for the payment default of Borrower, there are no defaults or events of default or occurrences which, with the passage of time or notice or both, would constitute an Event of Default under the Amended Loan Documents, (v) there are no rights of setoff or counterclaim, nor any defenses of any kind, whether legal, equitable, or otherwise, which would enable Borrower to avoid or delay timely performance of its obligations under the Amended Loan Documents, and Lender has performed all of its obligations under the Amended Loan Documents with no default by Lender,
(vi) all of the financial information furnished to Lender in connection herewith is true, complete and accurate in all material respects.

      3. Representations and Warranties of Assignor. Assignor represents and warrants to Lender that it has assigned all of its partnership interest in Borrower to Assignee and that neither Assignee nor Borrower owe any indebtedness to Assignor, and Assignor has no claim against Lender in connection with the Loan, the Amended Loan Documents or with respect to any of the sums held pursuant to the Levitz Funding Agreement or the Uptons Funding Agreement. Assignor has not assigned any claim against Lender to Assignee.

      4. Representations of Lender. Lender represents that, except for the November and December payment defaults, as of the date hereof, Lender, without investigation, has no knowledge of any other default under the Amended Loan Documents.

      5. Acknowledgement of Indebtedness. All parties acknowledge and agree that the outstanding principal balance of the indebtedness will be $17,397,735.35, assuming payment of the cure amounts set forth on Exhibit "A" hereto. All parties acknowledge and agree that the funds held by Lender pursuant to the Levitz Funding Agreement are $487,314.55 and that funds held pursuant to the Uptons Funding Agreement are $1,066,401.08, subsequent to application of the sum of $175,021.87 to payment of the assumption fee as contemplated in Section 1g hereof. Borrower, Mall Corners, and Assignee acknowledge and agree that the Loan, as evidenced and secured by the Amended Loan Documents, is a valid and existing indebtedness payable by Borrower to Lender and that the Amended Loan Documents constitute a valid and enforceable first in priority security title and security interest in the collateral covered thereby.

      6.    Agreements Regarding Amended Loan Documents.
            --------------------------------------------

     a. Borrower, Mall Corners and Assignee acknowledge and agree that Lender's consent to the assignment of Assignor's interest in the partnership constitutes a transfer as contemplated by the Amended Loan Documents and that Lender is entitled to the assumption fee set forth in Exhibit A. Borrower, Mall Corners and Assignee agree that this assignment constitutes the "one time only" transfer permitted to Borrower by Section 2.9 of the Loan Agreement and that Borrower has no further right to transfer or assign either the Loan, the property encumbered by the Loan, or to modify the ownership interests in Borrower without the prior written consent of the Lender, which may be given or withheld in Lender's sole discretion. Lender's consent to this transfer shall not constitute a consent to, or waiver of the right to control, any future transfer governed by the Amended Loan Documents.

     b. The parties agree that after the date hereof, correct notice addresses for Lender and Borrower are as follows:

              Lender:           Metropolitan Life Insurance Company
                                2400 LakeView Parkway
                                Alpharetta, Georgia 30004
                                Attention: Assistant Vice President - R.E.I.

              With copy to:     Metropolitan Life Insurance Company
                                2400 LakeView Parkway
                                Alpharetta, Georgia 30004
                                Attention: Law Department

              Borrower:         Gwinnett Mall Corners Associates
                                c/o Mark Levick, Esquire
                                Altman, Kritzer & Levick
                                6400 Powers Ferry Road, NW
                                Suite 224
                                Atlanta, Georgia 30339

     c. The First Amendment to Loan Documents is hereby amended by deleting, in their entirety, Sections 3 and 4 thereof.

     7. Assumption. Assignee assumes the performance of all of Assignor's obligations under the Amended Loan Documents.

      8. Partial Release of Assignor. Lender hereby releases Assignor from any and all of Assignor's obligations under the Amended Loan Documents, the Guaranty and Indemnity to the extent that such obligations arise out of or are attributable to events occurring wholly, but not in part, after the date hereof. Assignor shall remain liable to Lender for any and all of its obligations which arise out of or are attributable to events occurring in whole or in part prior to the date hereof. Assignor agrees that the foregoing sentence shall apply notwithstanding any subsequent transfer or transfers of the property securing the Amended Loan Documents, and accordingly, Assignor agrees that:

     (i) its  guaranty  executed in favor of Lender is amended by deleting  from
Section 11 therein the following language:

       "provided, however, except as to occurrence or events which give rise to liability however on the part of Guarantor, this Guaranty shall be released by Lender at such time as Borrower has transferred all of its interest in and to the property to a third party accordance with, the Loan Documents."

     (ii) Clause 2(b)(ii) of the Environmental Indemnity executed by Assignor in favor of Lender is deleted in its entirety.

     9. No Waiver by Lender. Nothing contained herein shall be deemed a waiver of any of Lender's rights or remedies under the Amended Loan Documents.

      10. Relationship with Loan Documents. To the extent that this Agreement is inconsistent with the Amended Loan Documents, this Agreement will control and the Amended Loan Documents will be deemed to be amended hereby. Except as expressly amended hereby, the Amended Loan Documents shall remain unchanged and in full force and effect.

      11. Partial Invalidity. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision has never comprised a part of this Agreement.

      12. Entire Agreement. This Agreement and the documents contemplated to be executed herewith constitutes the entire agreement among the parties hereto with respect to the assignment or interest in Borrower and reinstatement of the Loan and shall not be amended unless such amendment is in writing and executed by each of the parties. The Agreement supersedes all prior negotiations regarding the subject matter hereof.

     13. Binding Effect. This Agreement and the documents contemplated to be executed in connection herewith shall be binding upon and inure to the benefit to the parties hereto and their respective successors and assigns.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia.

      IN WITNESS WHEREOF, the parties hereto have signed and sealed this Loan Assumption Agreement as of the day and year first above written.

      Signed, sealed and delivered        METROPOLITAN LIFE INSURANCE
      In the presence of:                 COMPANY, a New York corporation


       /s/ Susan E. Fitzgerald            By:  /s/ William E. Faggerty
      ------------------------                ------------------------
      Unofficial Witness                  Its: Assistant Vice President


       /s/ Kathleen D. Coady
      ---------------------
      Notary Public

      My Commission Expires: 3/15/2003

            [NOTARY SEAL]

      Signed, sealed and delivered        GWINNETT MALL CORNERS ASSOCIATES,
      in the presence of:                 a Georgia general partnership

       /s/ Brenda Bailey                  By:   MALL CORNERS III, LTD., its
      ------------------                        general partner
      Unofficial Witness

       /s/ Faye J. Randle                       By:   MALL CORNERS II, LTD.,
      -------------------                             general partner
      Notary Public

      My Commission Expires:                    By:  /s/ Charles A. Lotz, Jr.
                                                    -------------------------
                                                    Charles A. Lotz, Jr.
            [NOTARY SEAL]                           Managing General Partner

                                          By: /s/ Charles A. Lotz, Jr.
                                              ------------------------
                                              Charles A. Lotz, Jr., its general
                                              partner

      Signed, sealed and delivered      PAINEWEBBER INCOME PROPERTIES SIX
      In the presence of:               LIMITED PARTNERSHIP, its general
                                        partner

       /s/ Frank Huemmer                By:   Sixth Income Properties Fund, Inc,
      ------------------                      Managing General Partner
      Unofficial Witness

      /s/ Laurie Fulton                 By: /s/ Walter V. Arnold
      -----------------                     --------------------
      Notary Public

      My commission expires: 8/9/07

            [NOTARY SEAL]                       [CORPORATE SEAL]

      Signed, sealed and delivered        MALL CORNERS III, LTD.
      in the presence of:

                                          By:   MALL CORNERS II, LTD.,
      /s/ Brenda Bailey                         general partner
      -----------------
      Unofficial Witness

                                                By:  /s/ Charles A. Lotz, Jr.
                                                     -------------------------
       /s/ Faye J. Randle                            Charles A. Lotz Jr.
      -------------------                            Managing General Partner
      Notary Public


            [NOTARY SEAL]

      Signed, sealed and delivered in the presence of:

      /s/ Brenda Bailey                        By:  /s/ Charles A. Lotz, Jr.
      -----------------                            -------------------------
      Unofficial Witness                           Charles A. Lotz Jr.

      /s/ Faye J. Randle
      ------------------
      Notary Public

            [NOTARY SEAL]

                                   EXHIBIT "A"

CURRENT PRINCIPAL OUTSTANDING                                   $17,502,186.77

Debt Service Due and Payable

November 1, 2000 P&I Payment:                                      $159,410.88
November 1, 2000 Tax & Insurance Escrow:                             34,231.39
December 1, 2000 P&I Payment:                                       159,410.88
December 1, 2000 Tax & Insurance Escrow:                             34,231.39
-------------------------------------------------------------------------------
            Subtotal Debt Service Due:                              387,284.54

Other Amounts Due and Payable to MetLife

Late Charge for November 1, 2000 Payment:                             6,376.44
MAI Appraisal Fee:                                                    9,500.00
Phase I Environmental Report:                                         2,900.00
Legal Fees - Foltz Martin:                                           14,000.00
Legal Advertising Invoice - Gwinnett Daily Post:                      1,040.00
--------------------------------------------------------------------------------
            Subtotal Other Amounts Due                               33,816.44

            Subtotal of Amounts Due:                                421,100.98

            Less $100,000.00 credit for funds delivered pursuant to First Amendment to Loan Documents

            TOTAL DUE:                                             $321,100.98

                                   EXHIBIT "B"

1% Transfer and Assumption Fee:                                   $175,021.87